497(e)
                                                                       333-64749

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SUPPLEMENT DATED JUNE 4, 2001 TO THE MAY 1, 2001 PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION ("SAIS") FOR:

ACCUMULATOR
ACCUMULATOR PLUS

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     This supplement modifies certain information in the above-referenced prospectuses and SAIs, as supplemented to date (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses.

1. The following is added as the third sentence of "Protection Plus" under "Contract features and benefits" in each Prospectus:

   "The Protection Plus feature for all types of NQ and IRA contracts, subject to state availability."

2. The following is added as a new section of "Individual retirement arrangements (IRAs)" under "Tax information" in each Prospectus:

"PROTECTION PLUS FEATURE

For all types of IRA contracts we offer the Protection Plus feature, subject to state availability. THE IRS APPROVAL OF THE ACCUMULATOR CONTRACT AS A TRADITIONAL IRA AND ROTH IRA, RESPECTIVELY, NOTED IN THE SECTION "GENERAL" OF "INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)" UNDER "TAX INFORMATION" IN THE PROSPECTUS DOES NOT INCLUDE THIS OPTIONAL PROTECTION PLUS FEATURE. We are filing a request with the IRS that the contract with the Protection Plus feature qualifies as to form for use as a traditional IRA and Roth IRA, respectively. THERE IS NO ASSURANCE THAT THE CONTRACT WITH THE PROTECTION PLUS FEATURE MEETS THE IRS QUALIFICATION REQUIREMENTS FOR IRAS. IRAs generally may not invest in life insurance contracts. Although we view the optional Protection Plus benefit as an investment protection feature which should have no adverse tax effect and not as life insurance, it is possible that the IRS could take a contrary position regarding tax qualification or assert that the Protection Plus rider is not a permissible part of an individual retirement annuity contract. We further view the optional Protection Plus benefit as part of the contract. There is also a risk that the IRS may take the position that the optional Protection Plus benefit is not part of the annuity contract. In such a case, the charges for the Protection Plus rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take any adverse position, Equitable would take all reasonable steps to attempt to avoid any adverse result, which would include amending the contract (with appropriate notice to you). YOU SHOULD DISCUSS WITH YOUR TAX ADVISER WHETHER YOU SHOULD CONSIDER PURCHASING AN ACCUMULATOR IRA OR ACCUMULATOR ROTH IRA WITH THE OPTIONAL PROTECTION PLUS FEATURE."


              Equitable Life Assurance Society of the United States
                               New York, NY 10104
                                1 (800) 789-7771



Pros Supp 24A (6/01)                                                       E3330
First Union Supplement